Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 4, 2009 (this "Amendment"), is entered into among WILLIS NORTH AMERICA INC., a Delaware corporation (the "Borrower"), WILLIS GROUP HOLDINGS LIMITED, an exempted company under the Companies Act 1981 of Bermuda (the "Parent"), the other Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS
                                    --------

         A. The Borrower, the Parent, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 1, 2008 (as amended and modified from time to time, the "Credit Agreement").

         B. The parties hereto have agreed to amend the Credit Agreement as provided herein.

         C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

                                    AGREEMENT
                                    ---------

         1.       Amendments.

                  (a) Section 1.01 of the Credit Agreement is amended by inserting the following new definition among the existing definitions set forth in such section in the appropriate alphabetical order:

                           "Refinanced Principal Payment" means, for any period,
                  a scheduled payment of principal of any senior unsecured Indebtedness of the Parent or any of its Subsidiaries to the extent such payment was made with, and substantially concurrently with the receipt of, proceeds of either (a) issuance of Equity Interests of the Parent or any Subsidiary, or (b) unsecured Indebtedness of the Parent or any Subsidiary, or a combination thereof, issued to or obtained, as applicable, from a Person other than the Parent or one of its Subsidiaries or Affiliates in a transaction permitted hereunder and provided that in the case of clause (b) above, the principal of such unsecured Indebtedness is not required to be paid, whether by way of mandatory sinking fund, mandatory redemption or mandatory prepayment, prior to the date which is six months after the Maturity Date.

                  (b) The definition of "Consolidated  Fixed Charges" in Section
         1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

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                           "Consolidated  Fixed Charges" means,  for any period,
                  for the Parent and its Subsidiaries on a consolidated basis, the sum of (a) Consolidated Interest Charges for such period, plus (b) all payments of principal on Indebtedness of the
                  Parent  and  its  Subsidiaries   (other  than  any  Refinanced
                  Principal Payment) scheduled to be made in cash during such period (whether or not so made, and expressly excluding any voluntary, unscheduled prepayments or repayments thereof made prior to the first day of the fiscal quarter in which such principal payment is scheduled to be made).

         2. Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof (the "Amendment Effective Date") upon (a) receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders and (b) payment of all fees and expenses required to be paid pursuant to any Loan Document on or before the date hereof by any Loan Party.

         3. Ratification of Loan Documents. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).

         4.       Authority/Enforceability.   Each  Loan  Party  represents  and
warrants to the Administrative Agent and the Lenders that:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (c) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

         5. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties of (i) the Parent and the Borrower contained in
Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (B) the making of the representation and warranty contained in Section 5.04(b) of the Credit Agreement and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         6. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic mail shall be effective as an original.

         7.       Reference to the Effect of the Credit Agreement.

                  (a) As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

                  (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

         8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS
10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:                      WILLIS NORTH AMERICA INC.

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


GUARANTORS:                    WILLIS GROUP HOLDINGS LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               TA I LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               TA II LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               TA III LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               TA IV LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________

                               TRINITY ACQUISITION LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               WILLIS GROUP LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               WILLIS INVESTMENT UK HOLDINGS LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________

ADMINISTRATIVE
AGENT:                         BANK OF AMERICA, N.A.

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


LENDERS:                       BANK OF AMERICA, N.A.
                               as a Lender and the Swing Line Lender

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               JPMORGAN CHASE BANK, N.A.

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               THE ROYAL BANK OF SCOTLAND PLC

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               SUNTRUST BANK

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               ING CAPITAL LLC

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               LLOYDS TSB BANK PLC

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________

                               MORGAN STANLEY BANK

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               BARCLAYS BANK PLC

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
                               NY BRANCH

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               SCOTIABANK EUROPE PLC

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               NATIONAL CITY BANK

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               PNC BANK, NATIONAL ASSOCIATION

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               MANUFACTURERS AND TRADERS TRUST COMPANY

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________

                               COMERICA BANK

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               DANSKE BANK

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               THE NORTHERN TRUST COMPANY

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               ALLIED IRISH BANKS, P.L.C.

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               BANK OF COMMUNICATIONS CO., LTD., NEW YORK
                               BRANCH

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD.
                               (NEW YORK BRANCH)

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________


                               CHANG HWA COMMERCIAL BANK

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________

                               AIB DEBT MANAGEMENT, LIMITED

                               By:  ____________________________________________
                               Name:  __________________________________________
                               Title:___________________________________________